WILSHIRE VARIABLE INSURANCE TRUST

(the “Trust”)

Supplement dated March 26, 2008 to the Prospectus of the International Equity Fund (the “Fund”) of the

Trust dated May 1, 2007

This Supplement information replaces and supersedes any contrary information contained in the Prospectus.

Pursuant to the Trust’s Investment Advisory Agreement with Wilshire Associates Incorporated (“Wilshire”), previously approved by shareholders of the Trust, Wilshire may employ and terminate sub-advisers without shareholder approval.

On November 30, 2007, the Board of Trustees unanimously approved the appointment of Thomas White International Ltd. (“Thomas White”) as a new sub-adviser to the Fund, effective December 17, 2007.

The following information has been added to the “SUMMARY” section for the “INTERNATIONAL EQUITY FUND” on page 8 of the Prospectus.

Thomas White seeks to buy equity securities of companies at less than its research indicates to be their true worth. This is intended to produce a portfolio with lower price-to-earnings and price-to-book ratios than many mutual funds. Such portfolio characteristics are typical of what are commonly referred to as “value” funds.

Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

•	The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

•	The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach what Thomas White believes to be their fair valuation.

Thomas White adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. Thomas White intends to invest in companies for holding periods greater than one year under normal market conditions, so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

A high exposure to the equity market is normally maintained unless Thomas White is unable to find undervalued securities that meet its criteria. Using this investment management style, Thomas White seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The following information replaces that contained in the “MANAGEMENT” section and “Investment Adviser” sub-section on page 20 of the Prospectus.

Information regarding the Board’s approval of the Investment Subadvisory Agreement of the International Equity Fund for Thomas White is included in the Funds’ Annual Report to Shareholders dated December 31, 2007.

The following information replaces that contained in the “MANAGEMENT” section and “Subadvisers” sub-section pertaining to the Fund on page 21 of the Prospectus.

PanAgora and Thomas White serve as the subadvisers for the International Equity Fund.

1

The following information has been added as a sub-section to the “MANAGEMENT” section beginning on page 19 of the Prospectus.

Thomas White

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $1.01 billion in assets under management as of December 31, 2007. Day to day management of Thomas White’s portion of the Fund is the responsibility of portfolio managers Thomas S. White, Jr., Douglas M. Jackman, CFA, Wei Li, Ph.D, CFA and Jinwen Zhang, Ph.D, CFA.

Mr. White, President, Chief Investment Officer, and Portfolio Manager, co-founded Thomas White in 1992. He has been managing investments for 42 years and previously served as a Managing Director for Morgan Stanley Asset Management from 1979 to 1992. Mr. White has a BA in Economics from Duke University.

Mr. Jackman, Executive Vice President, Portfolio Manager, and Senior Research Officer, joined Thomas White in 1995. He has been managing investments for 17 years and previously worked for Morgan Stanley. Mr. Jackman has an AB in Economics and an MBA from the University of Chicago.

Mr. Li, Executive Vice President and Research Officer, joined Thomas White in 1994. He has been managing investments for 14 years and prior to joining Thomas White was a postdoctoral research assistant at Rensselaer Polytechnic Institute and a postdoctoral fellow at McGill University. Mr. Li has a BS in Mathematics from Nanjing University, a MS in Mathematics from Nanjing Normal University, and a Ph.D. in Mathematics from Purdue University.

Ms. Zhang, Senior Vice President and Research Officer, joined Thomas White in 1999. She has been managing investments for 9 years. Ms. Zhang has a BS in Biochemistry from Beijing University, a MBA in Finance and Accounting from the University of Chicago, and a Ph.D. in Biochemistry from Iowa State University.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS OF THE TRUST

FOR FUTURE REFERENCE.

2

WILSHIRE VARIABLE INSURANCE TRUST

(the “Trust”)

Supplement dated March 26, 2008 to the Prospectus of the Target Maturity Funds of the Trust dated May 1, 2007

This Supplement information replaces and supersedes any contrary information contained in the Prospectus.

Pursuant to the Trust’s Investment Advisory Agreement with Wilshire Associates Incorporated (“Wilshire”), previously approved by shareholders of the Trust, Wilshire may employ and terminate sub-advisers without shareholder approval.

On November 30, 2007, the Board of Trustees unanimously approved the appointment of Thomas White International Ltd. (“Thomas White”) as a new sub-adviser to the International Equity Fund, effective December 17, 2007.

The following information has been replaced or added to the “FUND OF FUNDS STRUCTURE” section and “Information About the Underlying Funds” sub-section for the “INTERNATIONAL EQUITY FUND” on page 21 of the Prospectus.

Currently, Wilshire has retained PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White to manage the International Equity Fund.

Thomas White seeks to buy equity securities of companies at less than its research indicates to be their true worth. This is intended to produce a portfolio with lower price-to-earnings and price-to-book ratios than many mutual funds. Such portfolio characteristics are typical of what are commonly referred to as “value” funds.

Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

•	The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

•	The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach what Thomas White believes to be their fair valuation.

Thomas White adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. Thomas White intends to invest in companies for holding periods greater than one year under normal market conditions, so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

A high exposure to the equity market is normally maintained unless Thomas White is unable to find undervalued securities that meet its criteria. Using this investment management style, Thomas White seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The following information replaces that contained in the “MANAGEMENT” section and “Investment Adviser” sub-section on page 23 of the Prospectus.

Information regarding the Board’s approval of the Investment Subadvisory Agreement of the International Equity Fund for Thomas White is included in the Funds’ Annual Report to Shareholders dated December 31, 2007.

1

The following information replaces that contained in the “MANAGEMENT” section and “The Subadvisers of the Underlying Funds” sub-section pertaining to the Fund on page 23 of the Prospectus.

PanAgora and Thomas White serve as the subadvisers for the International Equity Fund.

The following information has been added as a sub-section to the “MANAGEMENT” section beginning on page 22 of the Prospectus.

Thomas White

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $1.01 billion in assets under management as of December 31, 2007.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS OF THE TRUST

FOR FUTURE REFERENCE.

2

WILSHIRE VARIABLE INSURANCE TRUST

(the “Trust”)

Supplement dated March 26, 2008 to the Statement of Additional Information (“SAI”) of the Trust dated May 1, 2007

This Supplement information replaces and supersedes any contrary information contained in the Statement of Additional Information.

Pursuant to the Trust’s Investment Advisory Agreement with Wilshire Associates Incorporated (“Wilshire”), previously approved by shareholders of the Trust, Wilshire may employ and terminate subadvisers without shareholder approval.

On November 30, 2007, the Board of Trustees unanimously approved the appointment of Thomas White International Ltd. (“Thomas White”) as a new subadviser to the International Equity Fund (the “Fund”), effective December 17, 2007.

The following information replaces that contained in the “THE TRUST AND THE FUNDS” section pertaining to the Fund on page 21 of the SAI.

PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White International Ltd. (“Thomas White”) serve as the subadvisers for the International Equity Fund.

The following information has been added as a sub-section to the “INVESTMENT ADVISORY AGREEMENTS” section and “SUBADVISERS” sub-section beginning on page 30 of the SAI.

Thomas White

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $1.01 billion in assets under management as of December 31, 2007. Day to day management of Thomas White’s portion of the Fund is the responsibility of portfolio managers Thomas S. White, Jr., Douglas M. Jackman, CFA, Wei Li, Ph.D, CFA and Jinwen Zhang, Ph.D, CFA. Messrs. White, Jackman, and Li and Ms. Zhang are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2007, information on these other accounts is as follows:

Thomas S. White, Jr.

Type of Accounts	Total # of Accounts Managed		Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2		$285	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Accounts:	575	*	$308	0	N/A

Douglas M. Jackman

Type of Accounts	Total # of Accounts Managed		Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0		N/A	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Accounts:	575	*	$308	0	N/A

Wei Li

Type of Accounts	Total # of Accounts Managed		Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0		N/A	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Accounts:	575	*	$308	0	N/A

Jinwen Zhang

Type of Accounts	Total # of Accounts Managed		Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0		N/A	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Accounts:	575	*	$308	0	N/A

*	These accounts include 550 separately managed and/or wrap accounts totaling $197 million in assets.

The Thomas White team also manages other accounts. At times, Thomas White’s management of other accounts potentially could conflict with the interests of the International Equity Fund. That may occur whether the investment strategies of the other accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, the team may need to allocate investment opportunities between the Fund and another account having similar objectives or strategies, or may need to execute transactions for another account that could have a negative impact on the value of securities held by the Fund. In addition, similar accounts managed by the Thomas White team may have different cash flow requirements which may result in differences in the timing of the buying or selling of the same security across portfolios. Not all accounts advised by Thomas White have the same management fee. If the management fee structure of another account is more advantageous to Thomas White than the fee structure of the Fund, Thomas White could have an incentive to favor the other account. At various times, the team may manage other accounts with investment objectives and strategies that are similar to those of the Fund, or may manage accounts with investment objectives and strategies that are different from those of the Fund.

Thomas White has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Thomas White monitors a variety of areas, including compliance with account investment guidelines and restrictions, the allocation of initial public offerings and other similar investment opportunities, and compliance with Thomas White’s Code of Ethics and with the applicable compliance programs under the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

Mr. White’s, Mr. Jackman’s, Mr. Li’s and Ms. Zhang’s compensation is based on a competitive, fixed salary paid by Thomas White, and a discretionary bonus based on Thomas White’s overall economic performance. Compensation is not based on either the Fund’s pre-tax or post-tax performance or the value of assets held in the Fund’s portfolio.

As of December 31, 2007, Thomas S. White, Douglas M. Jackman, Wei Li, and Jinwen Zhang beneficially owned no securities of the International Equity Fund.

The following information has been added to the “INVESTMENT ADVISORY AGREEMENTS” section and “Approval of Advisory and Subadvisory Agreements” sub-section beginning on page 41 of the SAI.

Information regarding the Board’s approval of the Investment Subadvisory Agreement of the International Equity Fund for Thomas White is included in the Funds’ Annual Report to Shareholders dated December 31, 2007.

The following information has been added to APPENDIX B of the SAI.

Thomas White International Ltd.

PART ONE: PROXY VOTING PROCEDURES

I.	INTRODUCTION

We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.	STATEMENT OF POLICIES AND PROCEDURES

Our actions reflect the investment policy goals of our clients. All proxies are voted in accordance with our responsibility to act solely in the interest of the plan beneficiaries and in a manner that maximizes the economic value of the underlying shares. As such, our proxy voting policy is to elect capable directors and vote against various techniques that inhibit the highest market valuation for company shares. Of course, each vote is analyzed on an individual basis in accordance with our stated policy of maximizing shareholder value. Any material conflicts of interest that arise are resolved in the best interests of our clients.

Securities that are part of a securities lending program and on loan may not be voted on TWI.

TWI may, if directed by a client based on the contractual relationship, vote as instructed by the client for certain issues or securities.

TWI will provided a copy of its policies and procedures to clients upon request. These policies and procedures may be updated from time to time. Clients may also request a listing of how its proxies were voted by TWI. This request should be in writing and this information will be provided within a month of the request.

III.	RESPONSIBILITY AND OVERSIGHT

The President of the TWI will appoint a Compliance Officer who shall administer and oversee the proxy voting process. The Compliance Officer shall:

1.	Develop, authorize, implement and update the adviser’s policies and procedures;

2.	Oversee the proxy voting process;

3.	Determine the votes for issues that do not fall into one of the categories defined in Part Two, applying the general principles of the Statement;

4.	Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

5.	Consult with portfolio managers/analysts of the accounts holding the relevant security;

6.	Engage and oversee any third-party vender to review, monitor, and/or vote proxies.

IV.	PROCEDURES

This section provides suggestions for describing the adviser’s actual proxy voting process in the firm’s policies and procedures.

A.	Client Direction. TWI, when the advisory contract calls for it, will vote as instructed by the client.

B.	Process of Voting Proxies. The procedures may specify reasonable steps to assure that the adviser receives and vote proxies in a timely manner. For example,

1.	Obtain Proxy. Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent,or an ERISA plan are instructed to sign the proxy in blank and forward it directly to the proxy administrator, a specified member of the proxy committee, or a voting delegate.

a.	Securities Lending. TWI may recall securities that are part of a securities lending program for materially important votes.

2.	Match. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.

3.	Categorize. Review and categorize proxies according to issues and the proposing parties.

4.	Conflicts of Interest. Each proxy is reviewed by the proxy administrator to assess the extent to which there may be a material conflict between the adviser’s interests and those of the client. In the event that a material conflict arises, TWI will disclose the conflict to clients and obtain their consents before voting

5.	Vote. The proxy administrator will vote the proxy in accordance with the firm’s policies and procedures and return the voted proxy to the issuer or its information agent.

7.	Review. A review should be made to ensure that materials are received in a timely manner.

a.	The proxy administrator will periodically reconcile proxies received against holdings on the record date of client accounts over which TWI has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

C.	Recordkeeping. This section sets forth procedures for documenting proxy votes.

1.	Section 204. TWI will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act in an easily accessible place for a period of five years, the first two in an appropriate office of the adviser. Such records will include:

a.	As required by Rule 204-2(c): (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (this may be satisfied by relying on EDGAR or a third party if the party undertakes to provide a copy promptly upon request); (3) a record of each vote cast (third party records similarly permitted); (4) a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and the adviser’s written response to any (written or oral) client request for such records.

PART TWO: CATEGORIES OF ISSUES

I.	MANAGEMENT PROPOSALS

A.	Routine Matters/Corporate Administrative Items. The policy of TWI generally is to support the nominees to the board of the directors so long as the nominees have shown responsibility to the welfare of the shareholders. Some criteria that would cause us to cast our accounts’ votes against the nominees might include the payment of greenmail, adoption of harmful anti-takeover measures, and institution of excessive golden parachute severance agreements. Additionally we would vote for a dissident slate of nominees if we favored a potential acquirer in a takeover battle. We typically support managements’ choice of auditors.

B.	Cumulative Voting. TWI will reject any proposal to dismantle cumulative voting provisions. Please see the cumulative voting section in the stockholder proposal section for an explanation.

C.	Stock authorizations: Common & blank check preferred.

1.	Common Stock. In the past, the authorization would have been considered a matter of routine company policy. However, given the current environment of takeover and anti-takeover defenses, we must subject these proposals to greater scrutiny. Stockpiles of unissued common stock can be used to discourage potential acquirers by serving as a reservoir for a poison pill plan. They can also be used in a targeted share placement in which a large block of stock is placed in friendly hands to assist in fending off an acquirer during a proxy contest.

On the other hand, the stock may be intended to finance the future legitimate operation of the firm. It may be impossible for the outside shareholder to distinguish between the two objectives ( anti-takeover defenses vs. financing future operations). However, one can infer about the objective from certain indicators, e.g. presence of a poison pill, threat of takeover bid, and number of existing authorized, but unissued, shares.

2. Blank check preferred stock. Blank check preferred stock are shares of preferred stock authorized by the shareholders, but not issued. When issued, management has the power to determine the voting and conversion rights. In the event of a hostile takeover attempt, management can place high voting values on these shares and place them in the hands of friendly voters.

On July 7, 1988 the Security and Exchange Commission adopted rule 19c-4, the so-called “one share, one vote” which was intended to put a stop to the practice of issuing stock with unequal voting rights. However, the exchanges have been left with the task of interpreting this somewhat ambiguous rule. If interpreted strictly, this rule would greatly reduce the effect of blank check preferred stock as an anti-takeover device. Firms continue to put forward proposals for blank check preferred stock.

Unless management’s argument in defense of their proposal to authorize blank check preferred stock is rational, TWI will vote against this proposal. This is based on the opinion that such an issue is primarily an anti-takeover defense and, as such, discourages the full market valuation of the firm’s shares.

D.	Changes in voting rights. TWI recognizes the voting rights of its common stock holdings to be valuable assets. We will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of our clients’ shares.

E.	Stock option plans and employee compensation.

1. Stock option Plan Many of the firms with extraordinary proxy proposals include proposals dealing with executive compensation, usually stock/option plans. Stock options are a right to purchase shares of their own firm’s stock at a specified price within a certain time period. Supposedly these plans give an extra incentive for managers to perform in the best interests of the firm. By linking management’s compensation with the share value, the goals of the outside shareholders and management would seem to be more closely linked.

This incentive-based explanation of alternative compensation plans has been brought into question by, among others, Michael Jensen and Kevin Murphy1 who found that the relationship between pay and performance seems too minimal to motivate managers to perform optimally.

Some stock/option plans or amendments to existing plans would not be supported by TWI. These would include those plans that keep a substantial block of voting stock in friendly hands. This block could be decisive in a proxy contest, in the same way as that of an E.S.O.P. (see below). Furthermore, in the face of a market downturn some proposals call for repricing so-called “underwater” options; that is, those options that expire worthless due to poor price performance. Proposals of this nature undermine the purpose of the plans. With the incentive feature diluted, the stock/options plans become merely more confusing and an inefficient form of salary.

A final concern is the effect these long-term incentive plans have on the executives’ wealth diversification. By tying up a large part of an executive’s salary in these plans, rather than paying out an immediate salary, the executive incurs great financial risk by lack of diversification. One is lead to believe that these incentive plans will lead to higher equilibrium levels of executive compensation in order to compensate them for this low diversification wealth risk. On the other hand, the executives may be able to avoid this risk from induced low-diversification by the appropriate trades in the open market (e.g. short selling, puts etc.). If this is the case, the argument in favor of long-term incentive plans in undermined and one would believe that a simple flat salary arrangement would be more efficient.

It is our approach to carefully study each proposal on a case by case basis to determine whether the proposal is used primarily as an anti-takeover device or subverts the incentive-based purpose of the plans. We must vote in opposition to any proposal that is so deemed.

A class of long-term executive incentive-linked compensation plans that would be more acceptable to TWI would include “Phantom Stock” compensation. Under these plans employees receive deferred compensation based in the form of an index that would correspond to a number of actual shares. When the option matures the employee converts the index into the value of the corresponding number of shares. No actual shares are issued, bought or sold and no voting rights are transferred. However, as the employees’ compensation is linked directly to company performance, incentives are similar to those found in actual stock/option plans.

2. E.S.O.P.s Many U.S. firms have recently created employee stock ownership plans (E.S.O.P.s.) in order to cut tax bills and to provide a new employee incentive. These plans and more conventional executive stock/option plans often have the effect of thwarting hostile takeover attempts. E.S.O.P.s discourage takeovers by placing a sizable block of the firm’s outstanding shares with a friendly trustee. However, the Department of Labor may have damaged the E.S.O.P. defense strategy by instructing E.S.O.P. trustees to exercise their own judgment on whether to tender the shares.

It is the opinion of TWI that the intended use of an E.S.O.P. is not always to provide a means to motivate employee performance, but sometimes is meant to serve as a weapon in the firm’s anti-takeover arsenals. Any practice which discourages such bids are considered contrary to the TWI’s statement of general guidelines.

Mergers/Acquisitions. Merger bids usually include big premiums for the acquired firm. As such, our stated policy objective would lead us to accept any management proposal to merge with another firm so long as the bid price is a notable premium over the trading price, and assuming no attractive bid from a third party is forthcoming. Generally, we will vote with the management in those situations so long as the proposed acquisition is not clearly harmful to the acquiring firm.

Classified Board. Under the provisions of the classified board plan, only a minority of the members of the board of directors, typically one-third are subject to re-election in any year. As this usually represents a change in the firm’s bylaws or charter amendments, this measure must be put to shareholder vote.

Since, with classification of directors, only one-third of the directors are elected in any given year, this is an effective anti-takeover measure. Under this scheme at least two stockholder meetings are required to remove a majority of the directors. Classification also mitigates the effect of cumulative voting. As an example, suppose that ten director seats are up for election. Under cumulative voting a minority shareholder holding 10 percent of the votes could elect at least one director to the board. However, in the extreme case where each seat comes open only every 10 years, the effect of cumulative voting is negated. That is, the ten percent holder can now only exercise the same voting power that he could exercise in the absence of cumulative voting.

In most cases classified voting increases the number of years between votes on each directorship from one to three years. Proponents claim that this increases continuity and stability within the firm. However, most observers agree that the main intent of classified boards is to discourage takeover raids.

All available evidence suggests that measures that act to prevent successful takeover raids have a negative effect on share value. In acting in a manner consistent with our stated objectives, TWI will vote to oppose the institution of a classified board and will vote in favor of its repeal wherever they have already been installed.

Director & Officer liability and indemnification. Directors have historically been governed by their fiduciary duties of loyalty and care. The first of these common law obligations requires that the directors place the company first, above such interests as personal economic gain or private convenience. The second requires them to act in good faith in a manner they reasonably believe to be in the best interest of the firm, and with the care that would be used by any prudent person facing similar circumstances.

The landmark Delaware Supreme Court ruling, Smith v. van Gorkum, of 1985 held the directors of Trans Union personally liable for the losses stemming from their insufficient study of the takeover bid. Since then over 700 large firms have adopted director and officer liability and indemnification provisions to protect them from similar rulings.

These provisions provide that, to the extent permitted by state law, directors and officers cannot be held personally liable for monetary damages, for breaches of the fiduciary duty of care. Indemnification provisions, on the other hand, allow companies to pay legal costs incurred by directors, officers and other employees who are sued as a result of their corporate affiliations.

Although such provisions can serve to entrench management by making them immune from personal accountability, TWI generally will support these provisions. Given the current highly litigious environment it may be necessary to provide this kind of protection in order to attract good managers and directors. We may, however, vote against such measures if they are accompanied by a number of anti-takeover defenses and/or in those cases where we favor a potential acquirer in a challenge for corporate control.

Fair Price Provisions. The fair price provision requires that certain minimum price and procedural requirements be observed by any party which acquires more than 5 percent of the corporation’s common stock and then seeks to accomplish a merger or other business combination or transaction which would eliminate or could significantly change the interest of the remaining shares. Fair price provisions are actually only another anti-takeover defense.

We feel that the shareholders themselves are the best judges of what is and what is not a “fair price” for their shares. Accordingly, TWI must vote against such provisions and support any proposition that would eliminate them.

Other Proposals. We will judge each proposal on a case by case basis. In deciding how to vote we will refer to our general guidelines statement. When we invest in a firm, we feel that the firm is generally well managed. We define this as working to achieve the best return for their stockholders.

By this criteria, in cases where there appears to be no possible principal/agent problem on the part of management and in which management has not shown itself to be incompetent, we will defer to the decisions of management.

In cases where management may have a stake in the outcome we, will put the proposal to greater analysis. We normally will not support any strategy that enhances management entrenchment or results in the dilution of our governance capacity.

II.	SHAREHOLDER PROPOSALS

A.	Confidential voting. Confidential voting plans provide that all proxies, ballots and voting tabulations that identify shareholders be kept confidential. In the past there has been a concern among institutional investors , especially pension funds, that company management puts pressure on one section of a financial service firm so as to secure a favorable vote from the investment management branch of the firm. Many institutional investors fear retaliation from voting against management. A study by Harvard economist John Pound showed that institutional investors often vote against the economic interests of their beneficial owners.

Employees with shares in the company represent another group which is faced with possible retaliation when voting against management. Opponents of confidential voting suggest that persons who feel that they are faced with a conflict of interest when voting shares can always keep the shares in street name. This does not seem to be an adequate resolution to the problem. It is an inconvenience to the shareholder and, in making this change, the shareholder may attract the suspicion of management. In addition, the identity of the masked voters who vote against management may be determined by knowledge of those who voted for management.

Some of the largest corporations already use a system of confidential proxy voting. Among these are IBM, Exxon, General Electric, AT&T, General Motors, Citicorp, Chase Manhattan, J.P. Morgan and Chemical Bank. A recent report by IRRC indicated that the implementation of confidential voting has been quite smooth. The cost of hiring an outside firm to manage the voting is not high and the process has not proved cumbersome.

It is the opinion of TWI that the cost of installing confidential voting is small compared to the gains. Since the firm should be run for the benefit of the shareholders, it should not be the case that some shareholders feel pressured to vote in support of the present management. Given the past liberties that some management teams have taken, it seems that the only way in which to guarantee that no management coercion would occur would be to install confidential voting. As the goal of TWI is to pursue the economic interests of our plan sponsor clients, it is also our policy to vote in support of confidential voting.

B.	Cumulative voting. Cumulative voting provides that in elections for directors, each shareholder is allowed a number of votes equal to the number of shares that he/she holds multiplied by the number of directorships being voted on. Suppose that ten seats are being voted on and a minority interest holds ten percent of the voting shares. If this shareholder voted all the proxies for one candidate, its votes alone would be sufficient to guarantee the election for that candidate.

Thirteen states require cumulative voting for firms that are incorporated in that state. Thirty others, including Delaware, allow it as an option to the company.

Proponents claim that cumulative voting allows for a minority representation on the board of directors. Furthermore, it is thought to increase the chance of a successful takeover raid. Opponents reply that cumulative voting is identified with special-interest management and, as such, is contrary to the goal of share value maximization. This claim is difficult to accept as, even under these provisions, it would still be impossible for a minority interest to gain control of a majority of director seats.

The proxy voting behavior of TWI must reflect the investment policy goals of our clients. We vote against any technique that would inhibit the highest market valuation for our company shares. Likewise, we must vote for any plan or technique that would allow for the highest valuation of company shares. It is our feeling that cumulative voting allows for the better representation of all opinions and, therefore, may lead to a more knowledgeable decision making body. Moreover, the best evidence available indicates that measures which inhibit takeover activity have a negative effect on share value, and measures which remove barriers to corporate control tend to raise share value. Our policy is, therefore, to generally vote in favor of cumulative voting provisions and to oppose their removal. We will reverse this policy only for those special cases in which we judge that cumulative voting would be detrimental to the firm.

C.	Equal Access to the Proxy Statement. There is growing interest among some shareholder groups to push for the opportunity to have more access to proxy statements. Specifically, these groups would like to have the power to respond to management proposals directly on the proxy, put forth their own proposals and nominate directors. Management’s often argue that providing this forum for stockholders could result in proxy materials that are confusing and of unwieldy size.

We feel that, while unqualified acceptance of all proxy statements might result in this problem, measures can be taken to avoid this. That is, perhaps only shareholders or groups of shareholders with a substantial percentage of the equity (perhaps five percent) would be allowed access to proxy statements. Furthermore, management could be granted the right to submit all rebuttals to the SEC for acceptance. This would filter out confusing and inappropriate proposal rebuttals. A similar system has worked well for shareholder proposals.

We, therefore, support equal access to the proxy material and vote against any proposal that would curtail this access.

D.	Anti-greenmail. In order to avoid a battle for corporate control, firms sometimes pay a premium to purchase from a potential raider a large block of its own shares. Events usually transpire in this manner: a shareholder accumulates a large number of shares in the firm, then threatens to make a bid for company control. The management is often willing to buy the block of shares from the raider at a price substantially above market price. Typically, the target company will also pay for any expense that the raider incurred in initiating and then terminating the bid for control. The raider also agrees not to target the firm again for a specified number of years. In general, the price of the firm falls immediately following the repurchase of the raider’s shares.

With widespread public outcry and tax cost imposed by the IRS, greenmail has ceased to be as common as it was in its 1986 heyday. Companies try to avoid the classification of greenmail and try to disguise the payments as restructuring, reacquisition and asset swaps. It is sometimes difficult to distinguish between greenmail and authentic company financial decisions.

As the payment of greenmail has been found to have a negative effect on the market price of the company’s shares, it is our policy to reject this discriminatory payment to a single shareholder. Our stated voting policy of rejecting techniques that are found to inhibit the that highest market valuation for the company shares would lead us to vote in favor of anti-greenmail proposals.

E.	Restore Preemptive Rights. Preemptive rights give the shareholder the right to maintain their proportional ownership in the corporation by giving them the right to buy any new stock issues before others have the opportunity to do so. This rule would prohibit the firm from giving a favored investor a special stock issue at a preferred price or with the intent to gain a voting majority over a rival group.

Over the past few decades, firms have been granted more and more license, at both the state and federal level, to opt out of these rights. One impetus behind the push to restore these rights is the wish by certain shareholders to avoid the underwriting costs that are normally incurred in a new stock issue. Further, these same shareholders are worried that they will never have the chance to maintain their share in the firm due to the practice of many underwriters of placing new issues directly with large institutional investors.

Management groups uniformly oppose this proposal. They claim that restoring preemptive rights is cumbersome and unnecessary. Furthermore, management groups claim that preemptive rights reduces financial flexibility. The ability to raise funds would be reduced, they claim, and this would have a deleterious effect on the market price. They point out that shareholders concerned about maintaining their proportional ownership of a firm may readily do so by open market purchases or through an underwriter.

It is the opinion of TWI that the restoration of preemptive rights may not be in the best interest of our clients. It is possible to preserve one’s proportionate ownership in a firm without preemptive rights and the restoration of these rights may well have an adverse effect on the firms fund raising ability.

F.	Repeal Classified Board. For reasons outline under Management Proposals above, TWI generally supports any proposal that would end a classified board scheme in any of the firms in which it holds stock.

G.	Amend Supermajority Rule. Under this proposal the supermajority needed to override a firm’s poison pill plan would be reduced from 80% to two-thirds. TWI feels that poison pill plans act to reduce share value and, therefore, any proposal that would weaken or reduce the poison pill generally will be supported.

H.	Opt Out of State Takeover Laws. Delaware has been a popular state for incorporation for many years. Over half of the Fortune 500 firms are incorporated there, and just under one half of all NYSE firms. Firms realize that Delaware depends so heavily on corporate franchise fees that it cannot afford to build a business environment that would be detrimental to corporate interests. 17% of the state’s revenue is raised by these fees.

Another reason for Delaware’s popularity is that state law requires that changes to the state’s corporate code must be approved by a supermajority of two-thirds in both houses. This makes it highly unlikely that the existing code would quickly be amended in any way that would be against the interests of corporations. Furthermore, no revisions can be made without the review of the Delaware Bar Association’s Corporate Law Section. This Section represents, to a large extent, the lawyers employed by the very firms that are incorporated in the state.

A recent Delaware takeover law (Section 203 of the Delaware General Corporation Code) provides that a company may not enter into a business combination with a 15% shareholder for three years after the 15% acquisition unless:

a. The acquirer had board approval for either the 15% or the proposed business combination before the aquirer gained the 15%; or

b. Upon consummation of the 15% acquisition, the shareholder owned at least 85% of the outstanding voting stock not owned by employee-directors of employee stock plans that do not allow individual employees to vote confidentially on whether to tender their shares; or

c. at the time of, or after, the 15% acquisition, the combination is approved by the board and two thirds of the outstanding shares not owned by the potential acquirer, voting at a special meeting (not by written consent).

This statute applies to all companies incorporated in Delaware unless a company opts out through board action amending the bylaws within 90 days of the effective date, or opts out through a charter or bylaw amendment approved by a majority of the outstanding shares at any time.

We conclude that state takeover laws serve to entrench management and to inhibit the full market valuation of the adopting firm’s shares. We must, therefore, vote to opt out this restriction whenever it appears.

I.	Minimum Stock Ownership. Some shareholder proposals induce directors to own a minimum amount of company stock. The concern is that directors who have a fraction of their own wealth linked to the fortunes of the firm would be better induced to act solely in the best interests of the shareholders. If managers have invested a high degree of their own wealth in the firm, they may be less likely to oppose an attractive takeover bid.

Management generally opposes this idea, claiming that minimum stock ownership might restrict the pool of eligible applicants to the directorship. Furthermore, they claim that the ownership of stock in the firm is not a prerequisite to acting solely in the best interests of the firm. There also may be some concern among the directors regarding the diversification of their personal wealth. They feel that their income is already tied to the fortunes of the firm, so why must they also have the performance of their personal investments similarly dependent.

It is not our policy to make the position of director so onerous that no capable people are interested in holding it. On the other hand, by linking the personal interests of managers and directors with those of the shareholders the principal/agent problem is somewhat avoided and we can be more certain that the managers will do their best to maximize the value of the firm. Jensen and Murphy (1990), however, argue that an ownership stake in the firm will not be motivation enough to make this link. Our general policy guidelines would lead us to review each case by itself when making voting decisions regarding this issue.

J.	Social/Political Issues.

a. South Africa

b. Northern Ireland

c. Tobacco

d. Military contracts

e. Environmental Issues

Numerous proposals representing a wide spectrum of viewpoint appear on proxy material.

The guidelines issued by the Department of Labor in 1988 instruct ERISA fiduciaries to vote all proxies in the best economic interest of the plan participants. These instructions clearly preclude making voting decisions based upon social/political considerations, unless these considerations are of economic consequence to the plan participants’ investments. In matters where there is no principal/agent problem and in which we have no overwhelming evidence of management incompetence, we generally will support management’s informed opinion regarding the firm’s operations.

Even if our instructions were not so restrictive, our fiduciary responsibilities direct us to work to achieve maximization of portfolio values. To pursue any other objective would be to infringe upon that trust. Pension plans have hundreds or thousands of participants and to form a consistent voting policy on social/political issues that could be agreed upon by a majority of these participants would be difficult or impossible. We cannot use our proxy voting prerogative to effect the goals of private groups or individuals at the economic expense of our clients.

K.	Recommendation to Redeem Poison Pill (Shareholders Rights). Poison pill plans have been adopted by many management groups in order to provide the firm with an effective anti-takeover measure. In 1985, the Delaware Supreme Court upheld the right of management to adopt a poison pill without submitting it for stockholder approval. More than 900 firms have adopted poison pills and only a handful have been put to shareholder vote.

Poison pill plans are invariably structured as a special dividend that is triggered by a single entity acquiring a certain percentage of the outstanding shares (30 to 40%). The pill can be redeemed by the board if they are interested in accepting a friendly offer. The elements of a poison pill include flip-over plans, flip-in plans, backed plans and voting plans. New developments in poison pill technology include “second generation pills” and “chewable pills.”

Flip-over plans were first employed in 1984 by Crown Zellerbach. This pill was upheld by the Delaware court in the 1985 Household decision, encouraging other firms to adopt this tested method. Under its provisions, shareholders are issued rights to purchase more shares in the firm at a price well above market value. However, when the pill is triggered (by an acquirer obtaining a certain percentage of the shares or by the announcement of a substantial tender offer) the rights give the shareholders the license to buy shares in the newly formed firm at a substantial discount, usually halfprice. If the merger is friendly, the management retains the right to repurchase these buying rights for a nominal fee ( one to ten cents). When legally upheld, this plan would effectively deter a potential purchaser.

Flip-in plans are similar to flip-over plans. They are usually triggered by a higher level of acquirer stake (30 to 50%). When triggered, a flip-in plan allows shareholders (with the exception of the triggering shareholder) the right to purchase additional shares in the target company for half price. Once again, if the plan survives legal challenge this plan would thwart any acquirer’s designs. Often plans contain a provision that waives the pill in the face of an all-cash offer for all outstanding shares.

Back-end plans allow all shareholders (except the hostile acquirer) the right to exchange their shares for cash, stock and/or notes in excess of the current market value of the shares. This plan is now unpopular since it was found to be discriminatory by several court decisions.

Under the voting rights plan, preferred stock is distributed to shareholders. When the pill is triggered the holders, except the hostile acquirer, receive multiple votes for their shares. This will reduce the voting power of the bidder and deny it voting control. This plan is also out of favor as it has been the subject of successful legal challenge.

A new poison pill invention is the “second generation pill.” It was developed in response to the growing legal challenge to the earlier plans. It combines both flip-in and flip-over plans and also includes a “shareholder referendum” provision. Specifically, this provision allows a potential acquirer to call a special meeting in order to vote on the repeal of the pill. To do so the bidder must have adequate financing and must be willing to pay for half the cost of the special meeting. The meeting must be 90 to 120 days following the bidder’s request. If a majority of the shares are voted in favor of the bidder the poison pill would be redeemed and the bidder’s offer would be accepted.

The so called “chewable pill” was reached as a compromise between the California Public Employees Retirement System and several firms in late 1988. Like the second-generation pill this plan calls for a shareholder vote on the poison pill. But the chewable pill is less restrictive. The bidder is required to put up only 80% cash and could hold up to 20% of the outstanding shares when it called the special meeting. Other requirements are similar to the plan above.

Management (which often call pills “shareholders right plans”) often claims that poison pills are not intended to prevent takeovers but are tools that force bidders to deal with management in order to obtain the maximum possible price. It has been shown that firms with poison pill plans are 30% less likely to receive takeover proposals than firms without them. The potential loss to shareholders from discouraging a potential acquirer is great enough to make it clear that poison pill plans are not consistent with the maximization of shareholder wealth.

A study in 1986 by the SEC found that poison pills are among the most effective anti-takeover defenses available to management. Almost half of all target firms with poison pills intact were shown to have survived the takeover attempt. This is a much higher percentage than usual. Firms which successfully defeated takeover attempts showed a substantial loss to shareholder wealth. The decline in stock price averaged 17% over the following six months. Although firms with the poison pill in place that were eventually taken over received a higher premium, this premium did not outweigh the loss to the non-acquired firms. Furthermore, this premium was found to be only partially attributable to the presence of the poison pill.

Since poison pill plans usually have onerous effects on share value, we generally will vote to reject all existing forms of poison pill plans.

L.	Require Shareholder Approval of Any Targeted Share Placement. Targeted share placement is the action of placing a large block of stock with a person or group. The concern of shareholders is that management would perform a targeted share placement during a conflict over corporate control. Without this proposal management could place a large block of stock in friendly hands, thus thwarting a beneficial change in corporate control.

In so far as management’s unrestrained capacity to perform a targeted share placement serves to entrench management and inhibit the full valuation of the clients’ shares, TWI will vote for any carefully written proposals that would allow shareholders a vote on such a placement.

M.	Disclose Government Service Disclose Employee or Director Compensation. By and large we feel that publishing this information would be improper, unduly burdensome, and of minimal value. Scenarios in which we would find such information of use to us are rare. It is our policy, therefore, to generally abstain or to reject such proposals.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SAI OF THE TRUST

FOR FUTURE REFERENCE.